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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ___________________________________

                                   Form 8-K

                                Current Report
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  May 9, 2000
                                                          ------------


                        FAIRPOINT COMMUNICATIONS, INC.
                        ------------------------------
            (Exact Name of Registrant as specified in its charter)

              Delaware                    333-56365          13-3725229
         ------------------          ------------------    ---------------
    (State or other jurisdiction     (Commission File      (IRS Employer
         of incorporation)               Number)            Identification No.)

     521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202
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              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code: (704) 344-8150
                                                          ---------------


                                      N/A
        ------------------------------------------------------------
        (Former name or former address, if changed since last report):
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Item 5.  Other Events

     On May 9, 2000, FairPoint Communications, Inc., a Delaware corporation (the "Company"), issued a press release (the "Press Release") announcing its intention, subject to market and other conditions, to raise $200 million through a private offering of senior subordinated notes. The senior subordinated notes will have a ten-year term and interest will be paid semi-annually in cash. The Press Release is hereby incorporated by reference herein and is attached hereto as Exhibit 99.1.

Item 7.  Exhibits

         99.1  Press Release, dated May 9, 2000
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           FAIRPOINT COMMUNICATIONS, INC.



                           By: /s/ Walter E. Leach, Jr.
                               ---------------------------------
                               Walter E. Leach, Jr.
                               Senior Vice President and
                               Chief Financial Officer


Date: May 10, 2000

                                      S-1
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                                 EXHIBIT INDEX


Exhibit No.   Exhibit
-----------   -------

    99.1      Press Release, dated May 9, 2000

                                      S-2